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                                                                   Exhibit (10J)

                                  ASSIGNMENT


      THIS ASSIGNMENT is made this 16th day of April, 1997 by and between First Union Management, Inc., a Delaware corporation ("FUMI"), and 3355489 Canada Inc., a Canadian corporation ("Holdco 1").

      WHEREAS, FUR was party to that certain Share Purchase Agreement dated as of February 18, 1997 among FUR, Impark Investments Inc., the persons listed on
Schedule 1 thereto and certain others (as amended through the date hereof, the "Share Purchase Agreement"); and

      WHEREAS, FUR has assigned its rights and obligations under the Share Purchase Agreement to FUMI and FUMI has accepted such assignment pursuant to an Assignment dated March 27, 1997 between FUR and FUMI (the "Assignment");

      WHEREAS, FUMI desires to assign its rights and obligations under the Assignment to Holdco 1 and Holdco 1 desires to accept such assignment;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereby agree as follows:

1. Terms used herein commencing with initial capital letters and not otherwise defined shall have the respective meanings ascribed thereto in the Share Purchase Agreement.

2. In consideration of assuming all obligations under the Promissory Note issued by FUMI to FUR in the amount of $4,659,125.08, FUMI hereby assigns to Holdco 1 all rights, title, benefits, interest, liabilities and obligations under the Assignment and any other documents related thereto to which any of the Vendors and FUMI are parties or which have been executed by any of them for the benefit of FUMI (collectively, the "Documents").

3. Holdco 1 hereby accepts the within assignment to it of the rights, title, benefits and interest of FUMI (the "Rights") and hereby covenants and agrees with FUMI that it shall and will, from time to time, and at all times hereafter be bound by, observe, perform and fulfil each and every covenant, proviso, obligation, term and condition on the part of FUMI in the Documents relating to the acquisition of the Purchased Shares and the payment of the Purchase Price therefor to the same extent as if Holdco 1 had been originally named as a party to the Documents in the place


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      and stead of FUMI in so far as the Documents relate to the acquisition of the Purchased Shares.

4. Holdco 1 shall be entitled to hold and enforce all of the Rights in, to and under the Documents (including, without limitation, under the Escrow Agreement).

5. All references to "Purchaser" in the Documents shall be deemed to include Holdco 1 insofar as is necessary to give effect to the assignment of the Rights in, to and under the Documents effected hereby and, for greater certainty, any Loss suffered by Holdco 1 shall be deemed to be a Loss suffered by Purchaser for purposes of Article 11 of the Purchase Agreement.

6. FUMI further covenants to do all such acts and execute all such documents as may be reasonably necessary or desirable to secure the vesting in Holdco 1 of all rights assigned to Holdco 1 hereunder.

7. This Assignment shall be governed by and construed in accordance with the laws of the State of Ohio.

8. This Assignment is for the benefit of Holdco 1 and its subsidiaries and may be assigned by Holdco 1 to any of its direct or indirect subsidiaries.

9. This Assignment constitutes the entire agreement between the parties with respect to the subject matter hereof. No amendment or waiver of any provision of this Assignment shall be binding on any party unless consented to in writing by such party.


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      IN WITNESS WHEREOF, this Assignment has been duly executed by the authorized officers of the parties hereto.


                                        FIRST UNION MANAGEMENT, INC.


                                        By:    /s/ Authorized Signer
                                               _______________________________
                                        Name:  _______________________________
                                        Title: _______________________________



                                        3355489 CANADA INC.


                                        By:    /s/ Authorized Signer
                                               _______________________________
                                        Name:  _______________________________
                                        Title: _______________________________

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                        ALLONGE TO DEMAND PROMISSORY NOTE

         3355489 Canada Inc. assumes all obligations and rights of First Union Management, Inc. ("FUMI") under the Demand Promissory Note in the amount of U.S. $4,659,125.08 dated March 27, 1997 issued by FUMI and payable to the order of First Union Real Estate Equity and Mortgage Investments.


Dated: April 17, 1997                     3355489 CANADA INC.


                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________


Accepted and Agreed:

FIRST UNION REAL ESTATE EQUITY
  AND MORTGAGE INVESTMENTS


By:___________________________
Name:_________________________
Title:________________________
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                        ALLONGE TO DEMAND PROMISSORY NOTE

         3357392 Canada Inc. assumes all obligations and rights of 3355489 Canada Inc. under the Demand Promissory Note in the amount of U.S. $4,659,125.08 dated March 27, 1997 issued by FUMI and assumed be 3355489 Canada Inc. and payable to the order of First Union Real Estate Equity and Mortgage Investments.


Dated: April 17, 1997                     3357392 CANADA INC.


                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________


Accepted and Agreed:

FIRST UNION REAL ESTATE EQUITY
  AND MORTGAGE INVESTMENTS


By:___________________________
Name:_________________________
Title:________________________